SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 24, 2007
                Date of Report (Date of earliest event reported)


                               UNITY BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

         1-12431                                         22-3282551
(Commission File Number)                       (IRS Employer Identification No.)



                  64 OLD HIGHWAY 22, CLINTON, NEW JERSEY, 08809
               (Address of Principal Executive Office) (Zip Code)


                                  (908)730-7630
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operation and Financial Condition


      The Registrant issued a press release on April 24, 2007 announcing earnings for the quarter ended March 31, 2007, the full text of which is incorporated by reference to this Item.


Item 9.01        Financial Statements and Exhibits.


(d) Exhibits.

EXHIBIT
99.1            Press release issued by the Registrant on April 24, 2007

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        UNITY BANCORP, INC.

Date: April 24, 2007                    By: /s/ Alan J. Bedner
                                            ------------------------------------
                                                Alan J. Bedner
                                                EVP and Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT #       DESCRIPTION
99.1            Press release issued by the Registrant on April 24, 2007